UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 5, 2005
(Date of earliest event reported)
BANCWEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-7949 (Commission File Number)	99-0156159 (IRS Employer Identification No.)

999 Bishop Street, Honolulu, Hawaii (Address of principal executive offices)	96813 (Zip Code)
Registrant’s telephone number, including area code: (808) 525-7000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communication pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On December 5, 2005, BancWest Corporation’s Bank of the West subsidiary obtained advances from the Federal Home Loan Bank of San Francisco, California in the amount of $1.8 billion. The advances mature at various dates from March 6, 2006 through December 6, 2010 at interest rates ranging from 4.44% to 4.95%. The proceeds were used to repay $1.6 billion of Federal Home Loan Bank of Topeka, Kansas advances it assumed in its acquisition of Commercial Federal Corporation on December 2, 2005.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 9, 2005

BANCWEST CORPORATION
By:	/s/DOUGLAS C. GRIGSBY
Douglas C. Grigsby
Executive Vice President, Chief Financial Officer and Treasurer